UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 28, 2018

PERNIX THERAPEUTICS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 793-2145

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01     Other Events.

The board of directors of Pernix Therapeutics Holdings, Inc. (the "Company") has established May 22, 2018 as the date of the Company's 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting"). Because the date of the 2018 Annual Meeting has been advanced by more than 30 days from the anniversary of the date of the Company's 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting"), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company is informing stockholders of such change.

Stockholders of record at the close of business on March 28, 2018 will be entitled to vote at the 2018 Annual Meeting. The 2018 Annual Meeting will be held at the Hyatt Morristown at Headquarters Plaza, 3 Speedwell Avenue, Morristown, New Jersey 07960 at 9:30 a.m., local time. Because the date of the 2018 Annual Meeting has been changed by more than 30 days from the anniversary of the date of the 2017 Annual Meeting, new deadlines have been set for submission of proposals by stockholders intended to be presented at the 2018 Annual Meeting and included in the Company's proxy statement for the 2018 Annual Meeting.

In accordance with Rule 14a-8 under the Exchange Act, if a stockholder wishes to present a proposal for inclusion in the proxy materials for the 2018 Annual Meeting, the Company's Corporate Secretary must receive written notice of such proposal at the Company's executive offices no later than the close of business on March 26, 2018, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2018 Annual Meeting.

Pursuant to the advance notice procedures set forth in the Company's bylaws, stockholders who wish to bring business before the 2018 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director (collectively, a "Proposal") must ensure that written notice of a Proposal is timely submitted to the Company. Pursuant to the Company's bylaws, in order for a Proposal to be properly submitted for presentation at the 2018 Annual Meeting, the Company's Corporate Secretary must receive written notice of such Proposal at the Company's executive offices prior to the close of business on March 20, 2018. All Proposals must contain the information specified in, and otherwise comply with, the Company's bylaws. Proposals must be delivered, by personal delivery or first class mail, to: Corporate Secretary, Pernix Therapeutics Holdings, Inc., 10 North Park Place, Suite 201, Morristown, New Jersey 07960.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: February 28, 2018	By:	/s/ John A. Sedor
John A. Sedor
Chief Executive Officer